SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance 2021 Target Term Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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Subject Line: Important information for Fund shareholders and SMA account owners

Important details regarding the Morgan Stanley acquisition

Name,

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and its affiliates.

Shareholder approval of new investment advisory agreements and, where applicable, new investment sub-advisory agreements is required to provide continuity of the Funds’ investment programs and to help ensure that Fund operations continue uninterrupted after the close of the transaction. Depending on how your clients’ accounts are held, their Fund shares may be voted by their advisor, their plan or by another fiduciary that is entitled to vote on their behalf. Additionally, depending on how Fund shares are held at your firm, certain clients may not receive Fund proxy materials. Fund shareholders may be contacted by an outside proxy solicitation firm. Only clients who have not objected to being contacted will be contacted.

We will not call owners of separate accounts and certain private funds. These investors may be sent consent letters to permit the management of their investment strategies to continue following the close of the transaction. More details can be found at the link below.

  Fund shareholder proxy voting and SMA account consent details

For more information please call 800-836-2414.

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not To Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

If you received this email in error or no longer wish to receive emails from Eaton Vance, manage your preferences here.

Subject Line: Important information for Fund shareholders and SMA account owners

Important details regarding the Morgan Stanley acquisition

Name,

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and its affiliates.

Shareholder approval of new investment advisory agreements and, where applicable, new investment sub-advisory agreements is required to provide continuity of the Funds’ investment programs and to help ensure that Fund operations continue uninterrupted after the close of the transaction. Depending on how your clients’ accounts are held, their Fund shares may be voted by their advisor, their plan or by another fiduciary that is entitled to vote on their behalf. Additionally, depending on how Fund shares are held at your firm, certain clients may not receive Fund proxy materials. Fund shareholders may be contacted by an outside proxy solicitation firm. Only clients who have not objected to being contacted will be contacted.

We will not call owners of separate accounts and certain private funds. These investors may be sent consent letters to permit the management of their investment strategies to continue following the close of the transaction. More details can be found at the link below.

  Fund shareholder proxy voting and SMA account consent details

 Please reach out with any questions.

[Wholesaler Signature]

SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Investment Professional Use Only. Not To Be Used With the Public.

©2021 Eaton Vance Management

Two International Place, Boston, MA 02110

eatonvance.com | 800-836-2414

If you received this email in error or no longer wish to receive emails from Eaton Vance, manage your preferences here.

January 19, 2021

Dear Valued Business Partner:

On October 8, 2020, Eaton Vance Corp. (Eaton Vance) and Morgan Stanley announced that we have entered into a definitive agreement for Morgan Stanley to acquire Eaton Vance and to merge our investment management businesses. By bringing together the investment capabilities, distribution and client service resources, brands and cultures of Eaton Vance and Morgan Stanley Investment Management, we seek to create the world’s premier asset management organization.

As we approach this transformative event in the long history of Eaton Vance, please be assured that the investment and client service teams of our Eaton Vance Management, Parametric Portfolio Associates (Parametric), Calvert Research and Management (Calvert) and Atlanta Capital affiliates remain singularly focused on providing you and your clients with the high-quality investment management services you have come to expect from us. We are convinced that the proposed combination with Morgan Stanley Investment Management will only enhance our ability to serve our valued clients and business partners with true distinction.

In connection with the proposed transaction, certain approvals of fund shareholders and separate account clients are required. In particular:

•	Shareholders of the Eaton Vance, Parametric and Calvert mutual funds and closed-end funds are being asked to support the fund boards’ recommendation to approve new investment advisory agreements. Fund shareholders are being provided with materials and information describing the recommended approvals, which they should read and consider carefully before voting. We encourage all fund shareholders to vote in favor of the proposals by following the instructions provided. Shareholders of record and non-objecting beneficial owners of fund shares held through a financial intermediary may be contacted by an outside proxy solicitation firm if they have not yet voted their shares. Voting promptly helps limit costs and client inconvenience in connection with the funds’ proxy solicitations.

•	Owners of separately managed accounts and certain private funds managed by Eaton Vance Management, Parametric, Calvert and Atlanta Capital may be sent consent letters seeking authorization to permit the management of their investments to continue following the close of the transaction. Depending on the terms of the specific agreement, clients may be asked to provide affirmative written consent, which may be provided by regular mail, email or fax. In other cases, consent will occur automatically a designated number of days after the consent letter is sent, unless the client has objected in writing. Each client letter specifies in detail the nature of the consent requirement, and what actions, if any, are needed to provide consent. As with the funds’ proxy solicitations, responding promptly limits costs and client inconvenience in connection with the consent process.

•	Certain Parametric clients with discretionary managed accounts on the Investment Advisory Program (IAP) will receive Parametric’s Form ADV summary of material changes in the last week of January (view full ADV here). The Form ADV summary of material changes and accompanying appendix will notify such clients of their ability to terminate their Parametric accounts before the close of the transaction. Parametric Custom Core Equity clients with accounts on the Strategic Portfolio Advisor Service (SPA) platform will receive a letter from Eaton Vance asking them to affirmatively consent to the proposed transaction. Parametric Ladders Fixed Income clients with accounts on SPA will receive consent letters notifying them of the proposed transaction and allowing them to object to Parametric’s continued provision of services, but not requiring an affirmative response.

The proposed transaction is subject to customary closing conditions. Until the closing, Morgan Stanley and Eaton Vance will remain separate and independent companies.

If you or your clients have any questions about the proposed transaction or the requested consents, please contact your Eaton Vance representative or visit the dedicated transaction website at eatonvance.com/vote.

Thank you for your prompt attention to this important matter.

Sincerely,

Thomas E. Faust Jr.

Chairman and Chief Executive Officer

FUND SHAREHOLDERS SHOULD READ THEIR FUND'S DEFINITIVE PROXY STATEMENT, AS IT CONTAINS IMPORTANT INFORMATION. EACH FUND WILL MAIL ITS DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AS OF THE RELEVANT RECORD DATE. EACH FUND'S DEFINITIVE PROXY STATEMENT AND OTHER RELATED MATERIALS ARE AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

©2021 Eaton Vance Management | Two International Place, Boston, MA 02110 | 800.836.2414 | eatonvance.com 37099 | 12.10.20

For Investment Professional Use Only. Not for Use with the Public.